EXHIBIT 99.1
On August 7, 2025, Braemar Hotels & Resorts Inc. (“Braemar” or the “Company”) completed the sale of the 369-room Marriott Seattle Waterfront located in Seattle, Washington (“Marriott Seattle”) for approximately $139.3 million in cash, net of transfer taxes and selling expenses. Additionally, the Company repaid approximately $88.4 million on the mortgage loan, of which the Marriott Seattle was one of five hotels securing the mortgage loan.
The following unaudited pro forma financial information of the Company, as of and for the three months ended March 31, 2025 and for the year ended December 31, 2024, has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the disposition occurred on the date indicated or what may result in the future. The unaudited pro forma consolidated balance sheet assumes the disposition closed on March 31, 2025. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2024, and the three months ended March 31, 2025, assumes the disposition closed on January 1, 2024. The unaudited pro forma financial information of the Company reflects the removal of the assets and liabilities of the Marriott Seattle and its results of operations, which contains a non-recurring gain associated with the disposition of the hotel property. The pro forma gain resulting from the disposition of the Marriott Seattle is preliminary. Therefore, the actual results may differ from the amounts reflected in the pro forma financial statements. There are no other non-recurring items associated with the transaction.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
March 31, 2025
(in thousands, except share and per share amounts)

	Braemar Consolidated Historical (A)	Marriott Seattle (B)	Adjustments		Braemar Consolidated Pro Forma
ASSETS
Investment in hotel properties, gross	$2,257,665	$166,840	$—		$2,090,825
Accumulated depreciation	(487,720)	(64,339)	—		(423,381)
Investment in hotel properties, net	1,769,945	102,501	—		1,667,444
Cash and cash equivalents	81,689	24	139,318	(C) (i)	135,310
			2,856	(C) (i)
			(88,529)	(C) (ii)
Restricted cash	54,546	2,800	—		51,746
Investment in securities (amortized cost of 42,279)	42,394	—	—		42,394
Accounts receivable, net of allowance	39,899	896	—		39,003
Inventories	4,662	62	—		4,600
Note receivable	8,434	—	—		8,434
Prepaid expenses	10,034	103	—		9,931
Deferred costs, net	75	—	—		75
Investment in unconsolidated entity	145	—	—		145
Derivative assets	478	—	—		478
Operating lease right-of-use assets	34,688	—	—		34,688
Other assets	22,548	—	—		22,548
Intangible assets, net	3,030	—	—		3,030
Due from third-party hotel managers	25,462	1,268	—		24,194
Total assets	$2,098,029	$107,654	$53,645		$2,044,020
LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,202,668	$78,248	$(8,370)	(C) (ii)	$1,116,050
Accounts payable and accrued expenses	136,090	2,264	—		133,826
Dividends and distributions payable	8,692	—	—		8,692
Due to Ashford Inc.	3,511	—	—		3,511
Due to related parties, net	1700	33	—		1,667
Due to third-party hotel managers	2,389	—	—		2,389
Operating lease liabilities	19,992	—	—		19,992
Other liabilities	27,290	2,127	—		25,163
Total liabilities	1,402,332	82,672	(8,370)		1,311,290
5.50% Series B cumulative convertible preferred stock, $.01 par value, 3,078,017 shares issued and outstanding at March 31, 2025	65,426	—	—		65,426
Series E redeemable preferred stock, $0.01 par value, 13,909,632 shares issued and outstanding at March 31, 2025	331,875	—	—		331,875
Series M redeemable preferred stock, $0.01 par value, 1,459,040 shares issued and outstanding at March 31, 2025	36,489	—	—		36,489
Redeemable noncontrolling interests in operating partnership	26,430	—	—		26,430
Equity:
Preferred stock, $0.01 value, 80,000,000 shares authorized:
8.25% Series D cumulative preferred stock, 1,600,000 shares issued and outstanding at March 31, 2025	16	—	—		16
Common stock, $0.01 par value, 250,000,000 shares authorized, 67,046,523 shares issued and outstanding at March 31, 2025	669	—	—		669
Additional paid-in capital	720,703	24,982	102,501	(C) (i)	720,703
			(2,127)	(C) (i)
			2,856	(C) (i)
			(78,248)	(C) (ii)
Accumulated other comprehensive income (loss)	95				95
Accumulated deficit	(482,575)	—	38,944	(C) (i)	(445,542)
			(1,911)	(C) (ii)
Total stockholders’ equity of the Company	238,908	24,982	62,015		275,941
Noncontrolling interest in consolidated entities	(3,431)	—	—		(3,431)
Total equity	235,477	24,982	62,015		272,510
Total liabilities and equity	$2,098,029	$107,654	$53,645		$2,044,020
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(A)Represents the historical consolidated balance sheet of Braemar as of March 31, 2025, as reported in its Quarterly Report on Form 10-Q for the three months ended March 31, 2025, filed on May 8, 2025.
(B)Represents the removal of the historical balance sheet of the Marriott Seattle as of March 31, 2025.
(C)Represents adjustments for Braemar’s disposition of the Marriott Seattle as of March 31, 2025, which includes: (i) an adjustment for the cash consideration received of approximately $139.3 million, net of transfer taxes and selling expenses and cash received for hotel net working capital; and (ii) the cash paid to repay the mortgage loan partially secured by the Marriott Seattle.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2024
(in thousands, except share and per share amounts)

	Braemar Consolidated Historical (A)	Marriott Seattle (B)	Adjustments		Braemar Consolidated Pro Forma
REVENUE
Rooms	$452,361	$30,317	$—		$422,044
Food and beverage	181,250	5,234	—		176,016
Other	94,793	3,224	—		91,569
Total hotel revenue	728,404	38,775	—		689,629
EXPENSES
Hotel operating expenses:
Rooms	106,465	6,890	—		99,575
Food and beverage	145,901	4,445	—		141,456
Other expenses	225,864	9,955	—		215,909
Management fees	23,500	1,163	—		22,337
Total hotel operating expenses	501,730	22,453	—		479,277
Property taxes, insurance and other	42,508	2,351	—		40,157
Depreciation and amortization	98,733	7,841	—		90,892
Advisory services fee	30,487	—	—		30,487
Corporate general and administrative	14,361	—	—		14,361
Total expenses	687,819	32,645	—		655,174
Gain (loss) on disposition of assets and hotel property	88,165	—	38,944	(C) (i)	127,109
OPERATING INCOME (LOSS)	128,750	6,130	38,944		161,564
Equity in earnings (loss) of unconsolidated entity	(1,608)	—	—		(1,608)
Interest income	7,135	122	—		7,013
Interest expense and amortization of premiums and loan costs	(108,124)	(7,301)	—		(100,823)
Write-off of premiums, loan costs and exit fees	(6,111)	(3)	(1,911)	(C) (ii)	(8,019)
Gain (loss) on extinguishment of debt	(22)	—	—		(22)
Unrealized gain (loss) on derivatives	585	—	—		585
INCOME (LOSS) BEFORE INCOME TAXES	20,605	(1,052)	37,033		58,690
Income tax (expense) benefit	(842)	—	—		(842)
NET INCOME (LOSS)	19,763	(1,052)	37,033		57,848
(Income) loss attributable to noncontrolling interest in consolidated entities	(25,928)	—	—		(25,928)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	4,472	—	(3,066)	(C) (iv)	1,406
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(1,693)	(1,052)	33,967		33,326
Preferred dividends	(40,295)	—	—		(40,295)
Deemed dividends on preferred stock	(8,958)	—	—		(8,958)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMMON STOCKHOLDERS	$(50,946)	$(1,052)	$33,967		$(15,927)
INCOME (LOSS) PER SHARE - BASIC:
Net income (loss) attributable to common stockholders	$(0.77)				$(0.24)
Weighted average common shares outstanding—basic	66,500				66,500
INCOME (LOSS) PER SHARE - DILUTED:
Net income (loss) attributable to common stockholders	$(0.77)				$(0.24)
Weighted average common shares outstanding—diluted	66,500				66,500

See accompanying notes.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Three Months Ended March 31, 2025
(in thousands, except share and per share amounts)

	Braemar Consolidated Historical (A)	Marriott Seattle (B)	Adjustments		Braemar Consolidated Pro Forma
Revenue
Rooms	$136,092	$4,581	$—		$131,511
Food and beverage	51,788	1,028	—		50,760
Other	27,940	687	—		27,253
Total hotel revenue	215,820	6,296	—		209,524
Expenses
Hotel operating expenses:
Rooms	28,219	1,376	—		26,843
Food and beverage	40,210	929	—		39,281
Other expenses	60,376	1,923	—		58,453
Management fees	6,910	189	—		6,721
Total hotel operating expenses	135,715	4,417	—		131,298
Property taxes, insurance and other	10,465	518	—		9,947
Depreciation and amortization	23,395	1,732	—		21,663
Advisory services fee	6,611	—	—		6,611
Corporate general and administrative	2,894	—	—		2,894
Total operating expenses	179,080	6,667	—		172,413
Operating income (loss)	36,740	(371)	—		37,111
Interest income	1,888	27	—		1,861
Interest expense and amortization of loan costs	(24,827)	(1,616)	—		(23,211)
Write-off of premiums, loan costs and exit fees	(1,464)	(141)	—		(1,323)
Unrealized gain (loss) on derivatives	(198)	—	—		(198)
Income (loss) before income taxes	12,139	(2,101)	—		14,240
Income tax (expense) benefit	(1,467)	—	(98)	(C) (iii)	(1,565)
Net income (loss)	10,672	(2,101)	(98)		12,675
(Income) loss from consolidated entities attributable to noncontrolling interests	64	—	—		64
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	262	—	(187)	(C) (iv)	75
Net income (loss) attributable to the Company	10,998	(2,101)	(285)		12,814
Preferred dividends	(9,269)	—	—		(9,269)
Deemed dividend on preferred stock	(4,276)	—	—		(4,276)
Net income (loss) available to common stockholders	$(2,547)	$(2,101)	$(285)		$(731)
Income (loss) per share – basic:
Income (loss) attributable to common stockholders	$(0.04)				$(0.01)
Weighted average common shares outstanding—basic	66,744				66,744
Income (loss) per share – diluted:
Income (loss) attributable to common stockholders	$(0.04)				$(0.01)
Weighted average common shares outstanding—diluted	66,744				66,744

See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(A)Represents the historical consolidated statement of operations of Braemar for the year ended December 31, 2024, as reported in its Annual Report on Form 10-K for the year ended December 31, 2024, filed on March 12, 2025 and the historical consolidated statement of operations of Braemar for the three months ended March 31, 2025, as reported in its Quarterly Report on Form 10-Q for the three months ended March 31, 2025, filed on May 8, 2025.
(B)Represents the removal of the historical consolidated statements of operations of the Marriott Seattle for the year ended December 31, 2024 and the three months ended March 31, 2025.
(C)Represents adjustments for the Company’s sale of the Marriott Seattle, which includes: (i) the estimated non-recurring gain on the disposition of the Marriott Seattle for the year ended December 31, 2024; (ii) an adjustment for the write-off of deferred loan costs; (iii) additional estimated tax expense for the three months ended March 31, 2025 associated with the hotel no longer being part of the consolidated group; and (iv) the net (income) loss allocated to redeemable noncontrolling interests in operating partnership related to the disposition of the Marriott Seattle, including the estimated non-recurring gain for the year ended December 31, 2024, based on an ownership percentage of 8.05% for the year ended December 31, 2024, and 9.33% for the three months ended March 31, 2025. There is no additional estimated tax effect associated with the hotel no longer being part of the consolidated group for the year ended December 31, 2024. The pro forma gain and the related tax effects, resulting from the disposition of the Marriott Seattle are preliminary. The actual results may differ from the amounts reflected in the pro forma financial statements.